SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant[x]
Filed by a Party other than the Registant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14A-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

                            TEL-SAVE HOLDINGS, INC.
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                (Name of registrat as specified in its charter)
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    (Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (check the appropriate box):

[ ] No Fee Required
[X] Fee Computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transactions applies:
        Common Stock, Par Value $.004 Per Share, of Shared Technologies Fairchild Inc. ("STF Common Stock")
        Series D Preferred Stock of Shared Technologies Faichild Inc. ("STF") Series I 6% Cumulative Convertible Preferred Stock of STF
        Series J Redeemable Special Preferred Stock of STF
        Warrants of STF To Purchase STF Common Stock
        Employee and director stock options of STF to purchase STF Common Stock
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    (2) Aggregate number of securities to which transaction applies:

        25,148,963 Shares of STF Common Stock (assuming exercise or conversion of the outstanding STF preferred stock options and warrants).
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    (3) Per unit price or other  underlying  value of  transaction  computed  to
        Exchange Act Rule 0-I 1 (set forth the amount on which the filing fee is calculated and state how it was determined):

          No. of Securities       Per Unit Price      Amount of Registration Fee
          -----------------       --------------      --------------------------
          25,148,963 Shares    $10,656.25 Per Share           $57,940.33
        of STF Common Stock

         The per unit price of each share of STF common stock is $10,656.25 (the average of the high and low sale prices of STF common stock as reported by the nasdaq Stock Market's National Market on August 27, 1997). The filing fee of $57,940.33 has been calculated in accordance with rule 0-11 under the exchange act and is equal to 1/50 of 1% of the sum of (1) the product of 25,148,963 shares of STF Common Stock and $10,656.25 per share plus (2) $21,708,000 (the cash payment to be transferred to holders of Series J Redeemable Preferred Stock of STF).
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    (4) Proposed maximum aggregate value of transaction:
        $289,701,630

    (5) Total fee paid:
        $57,940.33 (The payment of the aggregate amount of this fee was wired by Tel-Save Holdings, Inc. The amount of $57,311.60 was wired on September 2, 1997, and amount of $628.73 was wired on September 3, 1997).
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Fee paid previously with preliminary materials:
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Check box if any part of the fee is  offset as  provided  by  Exchange  Act Rule
0-11(a)(2) and identify the filing of which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing

(1) Amount previously paid:   $57,940.33
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(2) Form,  Schedule or Registration  Statement No: Schedule 14A
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(3) Filing Party: Tel-Save Holdings, Inc.
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(4) September 3, 1997
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